EXHIBIT 99(a)

                        [FORM OF EXXON PROXY CARD]

------------------------------------------------------------------------------
EXXON CORPORATION
1999 ANNUAL MEETING
------------------------------------------------------------------------------
ADMISSION TICKET

You are cordially invited to attend the annual meeting of shareholders of Exxon Corporation on Thursday, May 27 at the Trinity Conference Center, Wyndham Anatole Hotel, 2201 Steemons Freeway, Dallas, Texas. The meeting will begin at 10:00 a.m., Central Time. Admission is limited to shareholders and guests of the Corporation. This ticket will admit you and an approved guest and should be presented at the meeting to expedite registration. Free parking is available. You should allow time for possible traffic delays and for walking to the conference center after arriving at the hotel.

       To avoid delays, please arrive early and present this ticket.
------------------------------------------------------------------------------

PROXY VOTING INSTRUCTIONS

Exxon Corporation encourages all shareholders to vote their proxies. We now provide three convenient methods for voting:

1. PROXY CARD: Complete, sign, date, and return the proxy card attached below in the enclosed postage-paid envelope, or

2. TELEPHONE: Call toll-free on a touch-tone phone 1-877-779-8683, 7 days a week, 24 hours a day, or

3. INTERNET:  Log on to the Web site http://www.eproxyvote.com/xon

   If you choose to vote by telephone or Internet, you will be given instructions and asked to enter the 14-digit voter control number located above your name on this proxy card. Choosing either of these options eliminates the need to return your proxy card.

                        DETACH CARD BEFORE MAILING

------------------------------------------------------------------------------

[X]  Please mark
     votes as in
     this example.


    The Board of Directors recommends              The Board of Directors recommends         The Board of Directors recommends
         a vote FOR items 1 and 2.                      a vote FOR items 3 and 4.            a vote AGAINST items 5 through 8.
------------------------------------------------------------------------------------------------------------------------------------
To vote in favor of the merger, you must vote    Other annual                                                  FOR  AGAINST  ABSTAIN
FOR both merger proposals:                       meeting proposals:                    5. Term limit for       [ ]    [ ]      [ ]
                                                                            WITHHELD      nonemployee
                                                                   FOR ALL  FROM ALL      directors (p. IV-19)

                          FOR  AGAINST  ABSTAIN  3. Election of                        6. Limitation on        [ ]    [ ]      [ ]
1. Approve merger and     [ ]    [ ]      [ ]       Directors        [ ]       [ ]        shareholder voting
   related issuance of                              (p. IV-1)                             (p. IV-20)
   Exxon stock (p. I-14)
                                                                                       7. Additional report    [ ]    [ ]      [ ]
2. Amendment of Exxon     [ ]    [ ]      [ ]                                             on climate change
   charter (p. III-10)                           --------------------------------------   (p. IV-21)
                                                 For all nominees except as noted above
                                                                                       8. Sexual orientation   [ ]    [ ]      [ ]
                                                                 FOR  AGAINST  ABSTAIN    principles (p. IV-24)
                                                 4. Ratify       [ ]    [ ]      [ ]
                                                    independent                        ---------------------------------------------
                                                    accountants
                                                    (p. IV-19)                         A. I have made comments on this card    [ ]
                                                                                          or an attachment.

                                                                                       B. Discontinue duplicate annual report. [ ]





Signature: ________________  Date: ________ 1999      Signature: ________________  Date: ________ 1999

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full name as such.


                           (MAP AND DIRECTIONS)









------------------------------------------------------------------------------
EXXON CORPORATION                                           PROXY
                                               SOLICITED BY BOARD OF DIRECTORS
c/o Proxy Services                              ANNUAL MEETING, MAY 27, 1999
P.O. Box 8033                                            DALLAS, TEXAS
Boston, MA 02266-8033


The undersigned hereby appoints J. Hay, W.R. Howell, P.E. Lippincott, M.C. Nelson, and L.R. Raymond, or each or any of them, with power of substitution, proxies for the undersigned to act and vote at the 1999 annual meeting of shareholders of Exxon Corporation and at any adjournments thereof, as indicated, upon all matters referred to on the reverse side and described in the proxy statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting.


1. Election of Directors(1)
   Nominees:                   (01) M.J. Boskin,       (02) R. Dahan,       (03) W.T. Esrey,
   (04) J. Hay,                (05) J.R. Houghton,     (06) W.R. Howell,    (07) R.C. King,
   (08) P.E. Lippincott,       (09) H.J. Longwell,     (10) M.C. Nelson,    (11) L.R. Raymond,
   (12) W.V. Shipley,          (13) R.E. Wilhelm.


If no other indication is made, the proxies shall vote (a) for the election of the director nominees and (b) in accordance with the recommendations of the Board of Directors on the other matters referred to on the reverse side.






(1) The numbers in front of the nominees' names are provided to assist in telephone and Internet voting.

                                                                        (OVER)

------------------------------------------------------------------------------
EXXON CORPORATION
1999 ANNUAL MEETING
------------------------------------------------------------------------------
ADMISSION TICKET

You are cordially invited to attend the annual meeting of shareholders of Exxon Corporation on Thursday, May 27 at the Trinity Conference Center, Wyndham Anatole Hotel, 2201 Steemons Freeway, Dallas, Texas. The meeting will begin at 10:00 a.m., Central Time. Admission is limited to shareholders and guests of the Corporation. This ticket will admit you and an approved guest and should be presented at the meeting to expedite registration. Free parking is available. You should allow time for possible traffic delays and for walking to the conference center after arriving at the hotel.

       To avoid delays, please arrive early and present this ticket.
------------------------------------------------------------------------------

PROXY VOTING INSTRUCTIONS

Exxon Corporation encourages all shareholders to vote their proxies. We now provide three convenient methods for voting:

1. PROXY CARD: Complete, sign, date, and return the proxy card attached below in the enclosed postage-paid envelope, or

2. TELEPHONE: Call toll-free on a touch-tone phone 1-877-779-8683, 7 days a week, 24 hours a day, or

3. INTERNET:  Log on to the Web site http://www.eproxyvote.com/xon

   If you choose to vote by telephone or Internet, you will be given instructions and asked to enter the 14-digit voter control number located above your name on this proxy card. Choosing either of these options eliminates the need to return your proxy card.

                        DETACH CARD BEFORE MAILING

------------------------------------------------------------------------------

[X]  Please mark
     votes as in
     this example.


    The Board of Directors recommends              The Board of Directors recommends         The Board of Directors recommends
         a vote FOR items 1 and 2.                      a vote FOR items 3 and 4.            a vote AGAINST items 5 through 8.
------------------------------------------------------------------------------------------------------------------------------------
To vote in favor of the merger, you must vote    Other annual                                                  FOR  AGAINST  ABSTAIN
FOR both merger proposals:                       meeting proposals:                    5. Term limit for       [ ]    [ ]      [ ]
                                                                            WITHHELD      nonemployee
                                                                   FOR ALL  FROM ALL      directors (p. IV-19)

                          FOR  AGAINST  ABSTAIN  3. Election of                        6. Limitation on        [ ]    [ ]      [ ]
1. Approve merger and     [ ]    [ ]      [ ]       Directors        [ ]       [ ]        shareholder voting
   related issuance of                              (p. IV-1)                             (p. IV-20)
   Exxon stock (p. I-14)
                                                                                       7. Additional report    [ ]    [ ]      [ ]
2. Amendment of Exxon     [ ]    [ ]      [ ]                                             on climate change
   charter (p. III-10)                           --------------------------------------   (p. IV-21)
                                                 For all nominees except as noted above
                                                                                       8. Sexual orientation   [ ]    [ ]      [ ]
                                                                 FOR  AGAINST  ABSTAIN    principles (p. IV-24)
                                                 4. Ratify       [ ]    [ ]      [ ]
                                                    independent                        ---------------------------------------------
                                                    accountants
                                                    (p. IV-19)                         A. I have made comments on this card    [ ]
                                                                                          or an attachment.







Signature: ________________  Date: ________ 1999      Signature: ________________  Date: ________ 1999

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full name as such.


                           (MAP AND DIRECTIONS)









------------------------------------------------------------------------------
EXXON CORPORATION                                  VOTING INSTRUCTION CARD
                                               SOLICITED BY BOARD OF DIRECTORS
c/o Proxy Services                              ANNUAL MEETING, MAY 27, 1999
P.O. Box 8033                                            DALLAS, TEXAS
Boston, MA 02266-8033


To Trustee-Thrift Fund: You are hereby instructed to appoint J. Hay, W.R. Howell, P.E. Lippincott, M.C. Nelson, and L.R. Raymond, or each or any of them, with power of substitution, proxies to act and vote at the 1999 annual meeting of shareholders of Exxon Corporation and at any adjournments thereof, any shares of common stock of the Corporation in my account in the Thrift Fund (including all shares, if any, in my Thrift Account, E Account, K Account, and Direct Dividend Account), as indicated, upon all matters referred to on the reverse side and described in the proxy statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting.

1. Election of Directors(1)
   Nominees:                   (01) M.J. Boskin,       (02) R. Dahan,       (03) W.T. Esrey,
   (04) J. Hay,                (05) J.R. Houghton,     (06) W.R. Howell,    (07) R.C. King,
   (08) P.E. Lippincott,       (09) H.J. Longwell,     (10) M.C. Nelson,    (11) L.R. Raymond,
   (12) W.V. Shipley,          (13) R.E. Wilhelm.


If no other indication is made, the proxies shall vote (a) for the election of the director nominees and (b) in accordance with the recommendations of the Board of Directors on the other matters referred to on the reverse side.






(1) The numbers in front of the nominees' names are provided to assist in telephone and Internet voting.

                                                                        (OVER)

------------------------------------------------------------------------------
EXXON CORPORATION
1999 ANNUAL MEETING
------------------------------------------------------------------------------
ADMISSION TICKET

You are cordially invited to attend the annual meeting of shareholders of Exxon Corporation on Thursday, May 27 at the Trinity Conference Center, Wyndham Anatole Hotel, 2201 Steemons Freeway, Dallas, Texas. The meeting will begin at 10:00 a.m., Central Time. Admission is limited to shareholders and guests of the Corporation. This ticket will admit you and an approved guest and should be presented at the meeting to expedite registration. Free parking is available. You should allow time for possible traffic delays and for walking to the conference center after arriving at the hotel.

       To avoid delays, please arrive early and present this ticket.
------------------------------------------------------------------------------

PROXY VOTING INSTRUCTIONS

Exxon Corporation encourages all shareholders to vote their proxies. We now provide three convenient methods for voting:

1. PROXY CARD: Complete, sign, date, and return the proxy card attached below in the enclosed postage-paid envelope, or

2. TELEPHONE: Call toll-free on a touch-tone phone 1-877-779-8683, 7 days a week, 24 hours a day, or

3. INTERNET:  Log on to the Web site http://www.eproxyvote.com/xon

   If you choose to vote by telephone or Internet, you will be given instructions and asked to enter the 14-digit voter control number located above your name on this proxy card. Choosing either of these options eliminates the need to return your proxy card.

                        DETACH CARD BEFORE MAILING

------------------------------------------------------------------------------

[X]  Please mark
     votes as in
     this example.


    The Board of Directors recommends              The Board of Directors recommends         The Board of Directors recommends
         a vote FOR items 1 and 2.                      a vote FOR items 3 and 4.            a vote AGAINST items 5 through 8.
------------------------------------------------------------------------------------------------------------------------------------
To vote in favor of the merger, you must vote    Other annual                                                  FOR  AGAINST  ABSTAIN
FOR both merger proposals:                       meeting proposals:                    5. Term limit for       [ ]    [ ]      [ ]
                                                                            WITHHELD      nonemployee
                                                                   FOR ALL  FROM ALL      directors (p. IV-19)

                          FOR  AGAINST  ABSTAIN  3. Election of                        6. Limitation on        [ ]    [ ]      [ ]
1. Approve merger and     [ ]    [ ]      [ ]       Directors        [ ]       [ ]        shareholder voting
   related issuance of                              (p. IV-1)                             (p. IV-20)
   Exxon stock (p. I-14)
                                                                                       7. Additional report    [ ]    [ ]      [ ]
2. Amendment of Exxon     [ ]    [ ]      [ ]                                             on climate change
   charter (p. III-10)                           --------------------------------------   (p. IV-21)
                                                 For all nominees except as noted above
                                                                                       8. Sexual orientation   [ ]    [ ]      [ ]
                                                                 FOR  AGAINST  ABSTAIN    principles (p. IV-24)
                                                 4. Ratify       [ ]    [ ]      [ ]
                                                    independent                        ---------------------------------------------
                                                    accountants
                                                    (p. IV-19)                         A. I have made comments on this card    [ ]
                                                                                          or an attachment.







Signature: ________________  Date: ________ 1999      Signature: ________________  Date: ________ 1999

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, or guardian, please give full name as such.


                           (MAP AND DIRECTIONS)









------------------------------------------------------------------------------
EXXON CORPORATION                                   VOTING INSTRUCTION CARD
                                               SOLICITED BY BOARD OF DIRECTORS
c/o Proxy Services                               ANNUAL MEETING, MAY 27, 1999
P.O. Box 8033                                            DALLAS, TEXAS
Boston, MA 02266-8033


To Trustee-Exxon Shareholder Investment Program IRA: You are hereby instructed to appoint J. Hay, W.R. Howell, P.E. Lippincott, M.C. Nelson, and L.R. Raymond, or each or any of them, with power of substitution, proxies to act and vote at the 1999 annual meeting of shareholders of Exxon Corporation and at any adjournments thereof, any shares of common stock of the Corporation in my Exxon Shareholder Investment Program IRA account, as indicated, upon all matters referred to on the reverse side and described in the proxy statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting.


1. Election of Directors(1)
   Nominees:                   (01) M.J. Boskin,       (02) R. Dahan,       (03) W.T. Esrey,
   (04) J. Hay,                (05) J.R. Houghton,     (06) W.R. Howell,    (07) R.C. King,
   (08) P.E. Lippincott,       (09) H.J. Longwell,     (10) M.C. Nelson,    (11) L.R. Raymond,
   (12) W.V. Shipley,          (13) R.E. Wilhelm.


If no other indication is made, the proxies shall vote (a) for the election of the director nominees and (b) in accordance with the recommendations of the Board of Directors on the other matters referred to on the reverse side.






(1) The numbers in front of the nominees' names are provided to assist in telephone and Internet voting.

                                                                        (OVER)